CERTIFICATION OF PERIODIC FINANCIAL REPORT BY CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-K for the fiscal year ended December 31, 2002 of First Financial Bancorp. (the “Company”), as filed with the Securities and Exchange Commission on March 26, 2003 (the “Report”), I, C. Douglas Lefferson, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ C. Douglas Lefferson
C. Douglas Lefferson
Senior Vice President and Chief Financial Officer

March 26, 2003